Exhibit 99.1

COMPUTATIONAL MATERIAL

CENTEX
HOME EQUITY
CORPORATION

$400,000,000 Certificates (approximate)
Centex Home Equity Loan Trust 2000-D

Centex Home Equity Corporation (Sponsor, Originator & Servicer)
CHEC Funding, LLC (Depositor)

Neither the Sponsor nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

                                           Centex Home Equity Loan Trust 2000-D

                                                     To 20% Call

Class   Approx.   Group   Type      Bmark   WAL   Principal  Pmt  Interest  Expected   Stated     Expected
       Size ($)*                           (yrs)   Payment  Delay Accrual     Final     Final     Ratings
                                                   Window   (days) Basis    Maturity  Maturity   (Moody's/
                                                    (mos)                                        S&P/Fitch)

A-1   108,700,000   I    Fixed-Seq  EDSF    0.90   1 - 19    24   30/360    Jul 2002  Nov 2015 Aaa/AAA/AAA
A-2    50,000,000   I    Fixed-Seq  Swaps   2.01   19 - 29   24   30/360    May 2003  Aug 2021 Aaa/AAA/AAA
A-3    56,100,000   I    Fixed-Seq  Swaps   3.01   29 - 44   24   30/360    Aug 2004  Feb 2026 Aaa/AAA/AAA
A-4    67,500,000   I    Fixed-Seq  Swaps   5.01   44 - 73   24   30/360    Jan 2007  Aug 2029 Aaa/AAA/AAA
A-5    34,500,000   I    Fixed-Seq  Swaps   6.11   73 - 73   24   30/360    Jan 2007  Jan 2031 Aaa/AAA/AAA
A-6    35,200,000   I    Fixed-NAS  Swaps   5.57   37 - 73   24   30/360    Jan 2007  Jan 2031 Aaa/AAA/AAA
A-7    48,000,000   II    ARM-PT     1mL    2.47   1 - 73     0   Act/360   Jan 2007  Jan 2031 Aaa/AAA/AAA
* Subject to a permitted variance of plus or minus 5%.

Pricing Speed

Group I	115% PPC

100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II	28% CPR

Centex Home Equity Loan Trust 2000-D (Continued)

Transaction Overview

Collateral	•	Two loan groups: Group I (fixed) and Group II (ARM).
•	Group I comprised of conventional 1st and 2nd lien fixed-rate home equity loans, both balloon and fully amortizing.
•	Group II comprised of 1st lien six-month LIBOR indexed conventional and 2/28 hybrid adjustable rate home equity loans.
•	The information presented is based upon the Statistical Calculation Date as of the beginning of business on November 13, 2000. The actual pool size at closing is expected to be approximately $400,000,000. The weighted average mortgage loan characteristics presented in the computational materials are not expected to materially change with the addition of the remaining loans.

Structure	•	Group I - sequential pay (with a NAS certificate) supported primarily by fixed collateral.
•	Group II - pass-through supported primarily by ARM collateral.

Originator & Servicer	Centex Home Equity Corporation

Sellers	Centex Home Equity Corporation and CHEC Conduit Funding, LLC

Depositor	CHEC Funding, LLC

Certificate Insurer	Financial Security Assurance Inc. ("FSA"), rated Aaa/AAA/AAA by Moody's, Standard & Poor's and Fitch, respectively.

Credit Enhancement	•	100% FSA wrapped.
•	Excess spread will be used to turbo the structure and create overcollateralization.
•	If available, excess cash from either pool will cover any shortfalls and build overcollateralization.

Distribution Date	25th of each month (or the next business day if such a day is not a business day) commencing in January 2001.

Interest Accrual Period	•	Class A-1 through A-6: the calendar month preceding the current distribution date on a 30/360 basis.
•	Class A-7: from and including the preceding distribution date (for the first distribution period, the closing date) to but excluding the current distribution date on an actual/360 basis.

Principal Distribution	•	Class A-1 through A-6 Certificates are paid down primarily with Group I available principal in the following priority:
1.To the Class A-6 equal to the Class A-6 Principal Distribution Amount.
2.To the Class A-1 through A-6 sequentially until each is reduced to zero.
•	Class A-7 Certificates are paid down primarily with Group II available principal.
Class A-6 Principal Distribution Amount:	•	The Class A-6 Certificates will be allocated a percentage of their pro-rata share of principal collections. The percentage allocation follows the schedule below:
- January 2001 - December 2003: 0.0% - January 2004 - December 2005: 45.0% - January 2006 - December 2006: 80.0% - January 2007 - December 2007: 100.0% - January 2008 and thereafter: 300.0%

Expected Timing	•	Pricing Date: December 5 - 6, 2000.
•	Cut-off Date: December 1, 2000.
•	Settlement: December 14, 2000.
•	First Payment Date: January 25, 2001.

Centex Home Equity Loan Trust 2000-D (Continued)

Transaction Overview (Continued)

Available Funds Cap	•	Classes A-5 and A-6 are subject to a net WAC cap (without carry-over).
•	Class A-7 is subject to an available funds cap (with carry-over on a subordinated basis).

Monthly Fees	•	Servicing fee and trustee fee totaling approximately 0.505%.
•	Insurance premium as stated in the underlying documents.

Carve-out	•	Class A-7 available funds cap will be reduced by 0.50% after 12 months.

Cleanup Call	•	Servicer may terminate the trust if the combined principal balance of the Group I and II Mortgage Loans is less than 20% of its original amount.
Step-up Coupon:	•	On or after the Cleanup Call Date, the Class A-5 coupon will increase by 0.50% and the spread over LIBOR will double for the Class A-7 coupon.
Auction Termination:	•	If the cleanup call is not exercised on the first date it could have been exercised, then on the next distribution date the Trustee will begin an auction process to sell the trust assets. The Trustee must receive proceeds in an amount equal to or greater than the aggregate unpaid principal balance of the certificates, all accrued and unpaid interest and other amounts as described in the prospectus supplement, other than LIBOR carryover. If the auction is not successful, the Trustee will conduct another auction every 3rd month thereafter.
Additional Principal Distribution:	•	If the cleanup call is not exercised, then starting on the 3rd distribution date following the distribution date upon which the deal becomes eligible for call, all excess available funds will be used to turbo the structure.

SMMEA Eligibility	•	The Class A-1 through A-6 certificates are not expected to be SMMEA eligible.
•	The Class A-7 certificates are expected to be SMMEA eligible.

ERISA Eligibility	All of the offered securities are expected to be ERISA eligible.

Taxation	REMIC election.

Delinquency Advances	The Servicer:
•	Advances unpaid interest to the trust out of its own funds or out of collections that are not required to be distributed on the related distribution date.
•	Has rights to reimbursement from the related home equity loan, and if the advance is a non-recoverable advance, from collections on all the home equity loans before making required distributions on the distribution date. The Servicer is also entitled to reimbursement from any amounts remaining from collections on all the home equity loans of the related Group after making required distributions.

Servicer Advances	The Servicer:
•	Pays all out-of-pocket expenses to service the loans.
•	Has rights to reimbursement from liquidation proceeds realized upon the liquidation of the related home equity loan before making required distributions on the distribution date. The Servicer is also entitled to reimbursement from any amount remaining from collections on all the home equity loans of the related Group after making required distributions.

Compensating Interest	The Servicer:
•	Will be required to remit any interest shortfalls due to the receipt of less than 30 days of accrued interest with a full prepayment up to the amount of the aggregate servicing fee for the related period.
•	Has rights to reimbursement from any amounts remaining from collections on all the home equity loans of the related Group after making required distributions on the distribution date.

Sensitivity Analysis

                                              To 20% Call

Group I % of PPC         50.0%       75.0%       100.0%       115.0%       150.0%       200.0%      250.0%
Group II CPR             12.0%       18.0%        24.0%        28.0%        36.0%       50.0%       60.0%

Class A-1
Avg. Life (yrs)           1.59        1.20        0.99         0.90         0.77         0.65        0.57
Window (mo)              1- 38       1- 27        1- 21        1- 19        1- 15       1- 12       1- 11
Expected Final Mat.     02/2004     03/2003      09/2002      07/2002      03/2002     12/2001     11/2001

Class A-2
Avg. Life (yrs)           4.17        2.90        2.26         2.01         1.60         1.27        1.07
Window (mo)              38- 62      27- 43      21- 33       19- 29       15- 23       12- 17      11- 14
Expected Final Mat.     02/2006     07/2004      09/2003      05/2003      11/2002     05/2002     02/2002

Class A-3
Avg. Life (yrs)           6.93        4.58        3.45         3.01         2.33         1.78        1.45
Window (mo)              62-111      43- 69      33- 51       29- 44       23- 33       17- 25      14- 20
Expected Final Mat.     03/2010     09/2006      03/2005      08/2004      09/2003     01/2003     08/2002

Class A-4
Avg. Life (yrs)          12.03        8.07        5.83         5.01         3.74         2.68        2.08
Window (mo)             111-157      69-111      51- 84       44- 73       33- 56       25- 40      20- 30
Expected Final Mat.     01/2014     03/2010      12/2007      01/2007      08/2005     04/2004     06/2003

Class A-5
Avg. Life (yrs)          13.11        9.28        7.03         6.11         4.70         3.36        2.61
Window (mo)             157-157     111-111      84- 84       73- 73       56- 56       40- 40      30- 31
Expected Final Mat.     01/2014     03/2010      12/2007      01/2007      08/2005     04/2004     07/2003

Class A-6
Avg. Life (yrs)           8.22        7.16        6.18         5.57         4.50         3.35        2.61
Window (mo)              37-157      37-111      37- 84       37- 73       37- 56       37- 40      31- 31
Expected Final Mat.     01/2014     03/2010      12/2007      01/2007      08/2005     04/2004     07/2003

Class A-7
Avg. Life (yrs)           5.71        3.88        2.89         2.47         1.86         1.25        0.96
Window (mo)              1-157       1-111        1- 84        1- 73        1- 56       1- 40       1- 31
Expected Final Mat.     01/2014     03/2010      12/2007      01/2007      08/2005     04/2004     07/2003

                                              To Maturity

Class A-4
Avg. Life (yrs)          12.61        8.57        6.09         5.10         3.76         2.69        2.08
Window (mo)             111-185      69-141      51-108       44- 86       33- 60       25- 42      20- 30
Expected Final Mat.     05/2016     09/2012      12/2009      02/2008      12/2005     06/2004     06/2003

Class A-5
Avg. Life (yrs)          17.85       13.74        10.88        9.52         6.79         4.32        3.11
Window (mo)             185-245     141-188      108-156      86-140       60-113       42- 72      30- 46
Expected Final Mat.     05/2021     08/2016      12/2013      08/2012      05/2010     12/2006     10/2004

Class A-6
Avg. Life (yrs)           8.31        7.38        6.74         6.45         5.91         5.19        4.23
Window (mo)              37-243      37-179      37-154       37-138       37-110       37- 85      37- 65
Expected Final Mat.     03/2021     11/2015      10/2013      06/2012      02/2010     01/2008     05/2006

Class A-7
Avg. Life (yrs)           6.12        4.19        3.13         2.67         2.01         1.33        0.98
Window (mo)              1-230       1-174        1-138        1-122        1- 97       1- 71       1- 42
Expected Final Mat.     02/2020     06/2015      06/2012      02/2011      01/2009     11/2006     06/2004

Group II Available Funds Cap Analysis

                                Assumptions

       o LIBOR stressed to infinity         o  Available funds cap is
       o No O/C buildup                        calculated net of servicing
       o Act/360 day count                     fee, trustee fee, surety
       o 0% Losses                             fee and carve-out (after 12
       o 28% CPR                               months)

        1/25/01      7.21%                           1/25/04     13.30%
        2/25/01      9.84%                           2/25/04     13.55%
        3/25/01     10.91%                           3/25/04     14.53%
        4/25/01      9.84%                           4/25/04     13.58%
        5/25/01     10.17%                           5/25/04     14.06%
        6/25/01      9.90%                           6/25/04     13.84%
        7/25/01     10.32%                           7/25/04     14.75%
        8/25/01     10.01%                           8/25/04     14.50%
        9/25/01     10.01%                           9/25/04     14.50%
       10/25/01     10.35%                          10/25/04     15.04%
       11/25/01     10.01%                          11/25/04     14.53%
       12/25/01     10.42%                          12/25/04     15.25%
        1/25/02      9.64%                           1/25/05     15.09%
        2/25/02      9.67%                           2/25/05     15.30%
        3/25/02     10.78%                           3/25/05     17.02%
        4/25/02      9.67%                           4/25/05     15.33%
        5/25/02     10.02%                           5/25/05     15.87%
        6/25/02      9.74%                           6/25/05     15.51%
        7/25/02     10.15%                           7/25/05     16.41%
        8/25/02      9.84%                           8/25/05     16.07%
        9/25/02      9.84%                           9/25/05     16.07%
       10/25/02     10.26%                          10/25/05     16.63%
       11/25/02      9.91%                          11/25/05     16.07%
       12/25/02     10.75%                          12/25/05     16.63%
        1/25/03     11.15%                           1/25/06     16.07%
        2/25/03     11.61%                           2/25/06     16.07%
        3/25/03     12.93%                           3/25/06     17.86%
        4/25/03     11.64%                           4/25/06     16.07%
        5/25/03     12.06%                           5/25/06     16.63%
        6/25/03     11.91%                           6/25/06     16.07%
        7/25/03     12.76%                           7/25/06     16.63%
        8/25/03     12.58%                           8/25/06     16.07%
        9/25/03     12.58%                           9/25/06     16.07%
       10/25/03     13.06%                          10/25/06     16.63%
       11/25/03     12.61%                          11/25/06     16.07%
       12/25/03     13.33%                          12/25/06     16.63%

Group I Collateral Summary

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

                                                        Summary Statistics      Range (if appropriate)
  Total Number of Loans                                              5,222
  Total Outstanding Loan Balance                           $341,475,967.62     $2,900.00 - $499,843.68
  Balloon (% of Total)                                              12.32%
  Average Loan Principal Balance                                $65,391.80
  WA Coupon                                                         11.51%              7.00% - 19.50%
  WA Original Term (months)                                         304.66              60.00 - 360.00
  WA Calculated Remaining Term (months)                             303.49              55.00 - 360.00
  WA CLTV                                                           80.18%             8.00% - 100.00%
  WA Second Mortgage Ratio 1                                        30.12%
  Lien Position (1st / 2nd)                                 93.22% / 6.78%
  Property Type
         Single Family                                              88.40%
         PUD                                                         6.36%
         Two- to Four-Family                                         2.08%
         Townhouse                                                   0.83%
         Manufactured Housing                                        1.09%
         Condominium                                                 1.18%
  Occupancy Status
         Primary Home                                               97.37%
         Investment                                                  2.24%
         Second Home                                                 0.39%
  Geographic Distribution 2                   Texas:          15.68% 5.35%
                                              Ohio:                  5.27%
                                              Florida:

1    Applies to 2nd liens only.

2    Other states account individually for less than 5% of the pool balance.

Group I Collateral Summary (Continued)

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

                                                 Principal Balances

  Principal Balance ($)       Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                   Principal Balance ($)            Principal Balance

  0.00 - 5,000.00                     4                     16,193.00                        0.00
  5,000.01 - 10,000.00               28                    253,419.38                        0.07
  10,000.01 - 15,000.00             194                  2,489,582.15                        0.73
  15,000.01 - 20,000.00             251                  4,487,613.92                        1.31
  20,000.01 - 25,000.00             297                  6,837,404.89                        2.00
  25,000.01 - 30,000.00             359                  9,987,353.79                        2.92
  30,000.01 - 35,000.00             352                 11,514,171.63                        3.37
  35,000.01 - 40,000.00             349                 13,183,263.23                        3.86
  40,000.01 - 45,000.00             293                 12,477,173.11                        3.65
  45,000.01 - 50,000.00             311                 14,824,089.29                        4.34
  50,000.01 - 55,000.00             295                 15,533,127.97                        4.55
  55,000.01 - 60,000.00             293                 16,906,650.09                        4.95
  60,000.01 - 65,000.00             255                 16,009,323.88                        4.69
  65,000.01 - 70,000.00             211                 14,242,698.07                        4.17
  70,000.01 - 75,000.00             208                 15,067,641.75                        4.41
  75,000.01 - 80,000.00             162                 12,571,982.61                        3.68
  80,000.01 - 85,000.00             138                 11,393,266.02                        3.34
  85,000.01 - 90,000.00             118                 10,327,776.71                        3.02
  90,000.01 - 95,000.00             106                  9,829,802.93                        2.88
  95,000.01 - 100,000.00            102                  9,957,421.82                        2.92
  100,000.01 - 105,000.00            96                  9,848,433.73                        2.88
  105,000.01 - 110,000.00            89                  9,568,853.34                        2.80
  110,000.01 - 115,000.00            58                  6,537,241.68                        1.91
  115,000.01 - 120,000.00            72                  8,488,483.17                        2.49
  120,000.01 - 125,000.00            53                  6,504,068.51                        1.90
  125,000.01 - 130,000.00            63                  8,029,269.53                        2.35
  130,000.01 - 135,000.00            57                  7,544,251.43                        2.21
  135,000.01 - 140,000.00            35                  4,824,446.58                        1.41
  140,000.01 - 145,000.00            41                  5,840,232.73                        1.71
  145,000.01 - 150,000.00            35                  5,187,259.81                        1.52
  150,000.01 - 200,000.00           181                 31,148,854.56                        9.12
  200,000.01 - 250,000.00            73                 16,352,639.87                        4.79
  250,000.01 - 300,000.00            26                  7,049,458.71                        2.06
  300,000.01 - 350,000.00             6                  1,971,881.84                        0.58
  350,000.01 - 400,000.00             5                  1,868,057.65                        0.55
  400,000.01 - 450,000.00             2                    844,794.66                        0.25
  450,000.01 - 500,000.00             4                  1,957,783.58                        0.57

  Total                           5,222                341,475,967.62                      100.00

Group I Collateral Summary (Continued)

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

                                            Loan Rates

  Loan Rate (%)                Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                    Principal Balance ($)            Principal Balance

 6.501 - 7.000                         2                    152,269.39                        0.04
  7.001 - 7.500                        4                    358,616.13                        0.11
  7.501 - 8.000                       21                  1,930,807.94                        0.57
  8.001 - 8.500                       61                  5,695,732.13                        1.67
  8.501 - 9.000                      160                 16,624,184.63                        4.87
  9.001 - 9.500                      160                 15,181,203.28                        4.45
  9.501 - 10.000                     428                 37,693,194.84                       11.04
  10.001 - 10.500                    250                 20,382,278.56                        5.97
  10.501 - 11.000                    593                 46,757,660.23                       13.69
  11.001 - 11.500                    419                 31,587,644.81                        9.25
  11.501 - 12.000                    695                 45,439,109.01                       13.31
  12.001 - 12.500                    424                 26,156,823.10                        7.66
  12.501 - 13.000                    703                 40,188,694.84                       11.77
  13.001 - 13.500                    370                 17,144,903.96                        5.02
  13.501 - 14.000                    373                 17,118,042.29                        5.01
  14.001 - 14.500                    215                  7,829,011.05                        2.29
  14.501 - 15.000                    205                  7,310,515.56                        2.14
  15.001 - 15.500                     53                  1,472,044.12                        0.43
  15.501 - 16.000                     41                  1,389,380.34                        0.41
  16.001 - 16.500                     19                    510,414.97                        0.15
  16.501 - 17.000                     14                    359,567.58                        0.11
  17.001 - 17.500                      7                    116,653.52                        0.03
  17.501 - 18.000                      4                     54,237.07                        0.02
  19.001 - 19.500                      1                     22,978.27                        0.01

  Total:                           5,222                341,475,967.62                      100.00

Group I Collateral Summary (Continued)

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

                                     Original Term to Stated Maturity

  Original Term (months)           Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                        Principal Balance ($)            Principal Balance

  0 - 60                                  50                     944,797.15                        0.28
  61 - 120                               315                   8,916,293.74                        2.61
  121 - 180                            1,419                  74,424,284.50                       21.79
  181 - 240                              483                  24,025,403.85                        7.04
  241 - 300                               40                   2,250,576.78                        0.66
  301 - 360                            2,915                 230,914,611.60                       67.62

  Total:                               5,222                 341,475,967.62                      100.00

                               Calculated Remaining Term to Stated Maturity

  Remaining Term (months)          Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                        Principal Balance ($)            Principal Balance

  0 - 60                                  50                      944,797.15                      0.28
  61 - 120                               315                    8,916,293.74                      2.61
  121 - 180                            1,419                   74,424,284.50                     21.79
  181 - 240                              483                   24,025,403.85                      7.04
  241 - 300                               40                    2,250,576.78                      0.66
  301 - 360                            2,915                  230,914,611.60                     67.62

  Total:                               5,222                  341,475,967.62                    100.00

                                              Seasoning

  Seasoning (months)               Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                        Principal Balance ($)            Principal Balance

  0                                     1,395                 93,713,367.79                       27.44
  1                                     1,842                118,549,826.28                       34.72
  2                                     1,833                118,158,532.39                       34.60
  3                                        79                  6,224,679.59                        1.82
  4 - 6                                    61                  4,170,208.80                        1.22
  7 - 9                                     8                    500,449.30                        0.15
  10 - 12                                   2                     86,590.58                        0.03
  13 - 15                                   1                     58,711.94                        0.02
  28                                        1                     13,600.95                        0.00

  Total:                                5,222                341,475,967.62                      100.00

Group I Collateral Summary (Continued)

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

                                   Combined Loan-to-Value Ratio

  CLTV (%)                     Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                    Principal Balance ($)            Principal Balance

  <= 10.00                             2                      22,899.35                       0.01
  10.01 - 15.00                        6                     150,723.41                       0.04
  15.01 - 20.00                       19                     367,019.55                       0.11
  20.01 - 25.00                       27                     728,530.47                       0.21
  25.01 - 30.00                       24                     624,326.55                       0.18
  30.01 - 35.00                       33                     839,759.66                       0.25
  35.01 - 40.00                       54                   1,592,169.61                       0.47
  40.01 - 45.00                       64                   2,578,686.34                       0.76
  45.01 - 50.00                       85                   3,679,393.17                       1.08
  50.01 - 55.00                       90                   3,652,441.05                       1.07
  55.01 - 60.00                      138                   5,357,724.03                       1.57
  60.01 - 65.00                      206                  10,274,500.60                       3.01
  65.01 - 70.00                      307                  17,637,201.96                       5.16
  70.01 - 75.00                      507                  31,058,490.52                       9.10
  75.01 - 80.00                    1,341                  91,594,439.63                      26.82
  80.01 - 85.00                      955                  68,973,497.11                      20.20
  85.01 - 90.00                      919                  77,732,805.57                      22.76
  90.01 - 95.00                      197                  15,402,407.87                       4.51
  95.01 - 100.00                     248                   9,208,951.17                       2.70

  Total:                           5,222                 341,475,967.62                     100.00

                                     Second Mortgage Ratio

  2nd Mortgage Ratio (%)       Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                    Principal Balance ($)            Principal Balance

  <= 5.00                             1                     23,405.00                    0.10
  5.01 - 10.00                          25                    374,129.10                    1.62
  10.01 - 15.00                         86                  1,670,893.91                    7.22
  15.01 - 20.00                        270                  6,135,235.63                   26.52
  20.01 - 25.00                         94                  2,815,382.98                   12.17
  25.01 - 30.00                         92                  3,104,129.20                   13.42
  30.01 - 35.00                         62                  1,957,056.67                    8.46
  35.01 - 40.00                         54                  2,251,117.27                    9.73
  40.01 - 45.00                         34                  1,463,455.28                    6.33
  45.01 - 50.00                         21                    903,557.99                    3.91
  50.01 - 55.00                         14                    572,638.57                    2.48
  55.01 - 60.00                         15                    656,614.55                    2.84
  60.01 - 65.00                          5                    237,499.39                    1.03
  65.01 - 70.00                          6                    270,802.69                    1.17
  70.01 - 75.00                          5                    149,475.83                    0.65
  75.01 - 80.00                          2                    236,805.28                    1.02
  80.01 - 85.00                          5                    221,815.26                    0.96
  90.01 - 95.00                          2                     64,114.88                    0.28
  95.01 - 100.00                         1                     28,479.57                    0.12

  Total:                               794                 23,136,609.05                  100.00

Group I Collateral Summary (Continued)

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

                                          Lien Position

  Position                       Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                      Principal Balance ($)            Principal Balance

  1st lien                            4,428               318,339,358.57                        93.22
  2nd lien                              794                23,136,609.05                         6.78

 Total:                               5,222               341,475,967.62                       100.00

                                            Occupancy Type

  Type                           Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                      Principal Balance ($)            Principal Balance

  Primary Home                       5,025                 332,501,522.50                      97.37
  Investment Property                  177                   7,648,193.85                       2.24
  Second Home                           20                   1,326,251.27                       0.39

  Total:                             5,222                 341,475,967.62                     100.00

                                             Property Type

  Type                           Mortgage Loans          Stat. Calc. Date            % of Stat. Calc. Date
                                                      Principal Balance ($)            Principal Balance

  Single Family                       4,748                301,862,274.96                      88.40
  PUD                                   195                 21,705,813.71                       6.36
  Two- to Four-Family                   108                  7,109,584.66                       2.08
  Manufactured Housing                   65                  3,718,095.99                       1.09
  Condominium                            58                  4,034,540.10                       1.18
  Townhouse                              43                  2,823,029.28                       0.83
  Other                                   5                    222,628.92                       0.07

 Total:                               5,222                341,475,967.62                     100.00

Group I Collateral Summary (Continued)

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

States

                                                                     % of Stat.
                          Mortgage      Stat. Calc. Date            Calc. Date
State                     Loans        Principal Balance ($)      Principal Balance

Arizona                     146            12,502,471.80                 3.66
Arkansas                     89             4,417,155.95                 1.29
California                   69             6,741,734.21                 1.97
Colorado                     87             7,531,392.96                 2.21
Connecticut                  62             5,110,761.35                 1.50
Delaware                     14             1,229,496.52                 0.36
District of Columbia          1               127,269.81                 0.04
Florida                     236            17,992,936.02                 5.27
Georgia                     174            13,473,215.65                 3.95
Idaho                        21             1,308,741.93                 0.38
Illinois                    155             8,823,448.21                 2.58
Indiana                     120             6,896,034.41                 2.02
Iowa                        103             4,470,166.71                 1.31
Kansas                       91             4,273,968.74                 1.25
Kentucky                    100             5,759,441.13                 1.69
Louisiana                   209            11,127,942.81                 3.26
Maine                        37             2,822,133.47                 0.83
Maryland                     27             2,391,934.27                 0.70
Massachusetts                52             5,021,649.68                 1.47
Michigan                    164            10,813,915.79                 3.17
Minnesota                    83             5,865,058.67                 1.72
Mississippi                 152             8,680,188.80                 2.54
Missouri                    235            13,498,606.49                 3.95
Montana                       9               721,001.45                 0.21
Nebraska                     72             4,242,114.39                 1.24
Nevada                       26             2,347,695.87                 0.69
New Hampshire                27             2,455,102.62                 0.72
New Jersey                   65             5,833,115.07                 1.71
New Mexico                   56             3,701,228.43                 1.08
New York                    144            10,119,075.77                 2.96
North Carolina              194            11,992,918.51                 3.51
Ohio                        259            18,274,646.57                 5.35
Oklahoma                    108             5,134,375.46                 1.50
Oregon                       35             2,185,570.54                 0.64
Pennsylvania                263            13,990,853.43                 4.10
Rhode Island                  9               551,745.85                 0.16
South Carolina               97             6,615,388.16                 1.94
South Dakota                  2                85,524.08                 0.03
Tennessee                   217            15,082,428.92                 4.42
Texas                       891            53,556,119.96                15.68
Utah                         23             1,808,949.00                 0.53
Vermont                       4               416,292.81                 0.12
Virginia                     71             4,971,633.12                 1.46
Washington                   83             7,519,758.20                 2.20
West Virginia                18             1,060,870.95                 0.31
Wisconsin                   113             7,562,704.64                 2.21
Wyoming                       9               367,188.44                 0.11
Total:                    5,222           341,475,967.62               100.00

Group I Collateral Summary (Continued)

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

Documentation Type

Type                   Mortgage Loans       Stat. Calc. Date     % of Stat. Calc. Date
                                         Principal Balance ($)     Principal Balance

Full Documentation         4,728             300,835,909.36           88.10
Stated Income                337              25,744,854.24            7.54
Limited Documentation        157              14,895,204.02            4.36

Total:                     5,222             341,475,967.62          100.00

Credit Grade

  Grade         Mortgage Loans       Stat. Calc. Date     % of Stat. Calc. Date
                                    Principal Balance ($)    Principal Balance

  A+                  343                 20,979,049.86            6.14
  A-1               1,363                102,660,286.40           30.06
  A-2               1,577                107,406,480.90           31.45
  B                   902                 56,760,722.15           16.62
  C-1                 685                 35,062,790.65           10.27
  C-2                 222                 11,782,793.76            3.45
  D                   130                  6,823,843.90            2.00

  Total:            5,222                341,475,967.62          100.00

Group I Collateral Summary (Continued)

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

Prepayment Penalties

Penalty      Mortgage Loans          Stat. Calc. Date     % of Stat. Calc. Date
                                  Principal Balance ($)     Principal Balance

No               2,007                106,854,645.90            31.29
Yes              3,215                234,621,321.72            68.71

Total:           5,222                341,475,967.62           100.00

Prepayment Penalty Term

Penalty Term    Mortgage Loans        Stat. Calc. Date     % of Stat. Calc. Date
 (months)                           Principal Balance ($)     Principal Balance

0                  2,007               106,854,645.90            31.29
12                   172                13,746,301.96             4.03
24                    67                 7,371,004.47             2.16
30                    82                 4,867,416.99             1.43
36                   476                38,227,162.97            11.19
42                     7                   491,809.12             0.14
48                     3                   342,005.31             0.10
60                 2,408               169,575,620.90            49.66

Total:             5,222               341,475,967.62           100.00

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

                                               Summary              Range
                                              Statistics       (if appropriate)
                                             --------------     ----------------
Total Number of Loans                               403
Total Outstanding Loan Balance            45,378,409.01     $9,997.70 - $517,835.59
Average Loan Principal Balance              $112,601.51
WA Coupon                                         10.87%             7.80% - 14.90%
ARM Characteristics
         WA Margin                                 5.52%              2.00% - 9.19%
         WA First Periodic Cap                     1.85%              1.00% - 2.00%
         WA Subsequent Periodic Cap                1.00%              1.00% - 1.00%
         WA Lifetime Cap                          17.82%            14.80% - 21.90%
         WA Lifetime Floor                        10.87%             7.80% - 14.90%
WA Original Term (months)                        359.86            180.00 - 360.00
WA Calculated Remaining Term (months)            358.69            179.00 - 360.00
WA CLTV                                           82.98%            25.00% - 99.19%
Lien Position (1st / 2nd)                100.00% / 0.00%
Loan Type
         ARM                                      15.16%
         2/28 ARM                                 84.84%
Property Type
         Single Family                            85.36%
         PUD                                      10.64%
         Two- to Four-Family                       1.81%
         Townhouse                                 0.54%
         Manufactured Housing                      0.95%
         Condominium                               0.70%
Occupancy Status
         Primary Home                             97.46%
         Second Home                               1.45%
         Investment                                1.09%
Geographic Distribution 1        California:      26.54%
                                    Georgia:       9.23%
                                    Florida:       6.57%
                                 Washington:       5.64%
                                       Ohio:       5.55%
                                  Tennessee:       5.19%
                             North Carolina:       5.00%

1 Other states account individually for less than 5% of the pool balance.

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

Principal Balances

                            Mortgage        Stat. Calc.           % of Stat.
Principal Balance ($)        Loans           Date                 Calc. Date
                                             Principal            Principal
                                             Balance ($)          Balance

0.00 - 10,000.00                  1            9,997.70              0.02
10,000.01 - 15,000.00             2           29,995.15              0.07
20,000.01 - 25,000.00             4           98,350.17              0.22
25,000.01 - 30,000.00             4          105,668.08              0.23
30,000.01 - 35,000.00            11          360,383.97              0.79
35,000.01 - 40,000.00             8          303,832.44              0.67
40,000.01 - 45,000.00             5          218,983.64              0.48
45,000.01 - 50,000.00            15          717,888.34              1.58
50,000.01 - 55,000.00            13          680,954.61              1.50
55,000.01 - 60,000.00            22        1,259,826.33              2.78
60,000.01 - 65,000.00            14          878,266.70              1.94
65,000.01 - 70,000.00            10          683,047.19              1.51
70,000.01 - 75,000.00            19        1,384,243.69              3.05
75,000.01 - 80,000.00            20        1,553,333.26              3.42
80,000.01 - 85,000.00            11          912,115.80              2.01
85,000.01 - 90,000.00            13        1,147,545.61              2.53
90,000.01 - 95,000.00            16        1,486,535.04              3.28
95,000.01 - 100,000.00           18        1,760,172.44              3.88
100,000.01 - 105,000.00          17        1,733,103.15              3.82
105,000.01 - 110,000.00          17        1,827,207.58              4.03
110,000.01 - 115,000.00           7          788,065.05              1.74
115,000.01 - 120,000.00           9        1,055,458.55              2.33
120,000.01 - 125,000.00           9        1,105,448.69              2.44
125,000.01 - 130,000.00          16        2,037,037.43              4.49
130,000.01 - 135,000.00          10        1,331,713.18              2.93
135,000.01 - 140,000.00           6          823,334.63              1.81
140,000.01 - 145,000.00           7        1,002,419.79              2.21
145,000.01 - 150,000.00           9        1,331,010.91              2.93
150,000.01 - 200,000.00          52        8,929,583.25             19.68
200,000.01 - 250,000.00          28        6,160,209.44             13.58
250,000.01 - 300,000.00           3          837,333.43              1.85
300,000.01 - 350,000.00           2          637,914.99              1.41
350,000.01 - 400,000.00           2          733,593.19              1.62
400,000.01 - 450,000.00           1          436,000.00              0.96
450,000.01 - 500,000.00           1          500,000.00              1.10
500,000.01 - 550,000.00           1          517,835.59              1.14

Total                           403       45,378,409.01            100.00

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

Loan Rates

                                                              % of Stat.
                         Mortgage    Stat. Calc. Date         Calc. Date
Loan Rate (%)             Loans      Principal Balance ($)    Principal Balance

7.501 - 8.000               3             434,039.60                0.96
8.001 - 8.500               5           1,285,733.95                2.83
8.501 - 9.000              18           2,519,918.22                5.55
9.001 - 9.500              22           3,544,327.71                7.81
9.501 - 10.000             45           6,414,607.64               14.14
10.001 - 10.500            38           4,211,030.78                9.28
10.501 - 11.000            65           7,959,898.22               17.54
11.001 - 11.500            42           5,011,808.59               11.04
11.501 - 12.000            73           6,664,108.20               14.69
12.001 - 12.500            44           3,999,862.53                8.81
12.501 - 13.000            28           1,883,964.85                4.15
13.001 - 13.500             8             563,438.48                1.24
13.501 - 14.000             8             535,645.32                1.18
14.001 - 14.500             2             106,883.75                0.24
14.501 - 15.000             2             243,141.17                0.54

Total:                    403          45,378,409.01              100.00

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

Margin

                    Mortgage       Stat. Calc. Date        % of Stat. Calc. Date
Margin (%)          Loans          Principal Balance ($)    Principal Balance

1.501 - 2.000          1               122,295.60                  0.27
2.001 - 2.500          1                99,744.00                  0.22
2.501 - 3.000          4               527,278.16                  1.16
3.001 - 3.500         11             1,527,706.90                  3.37
3.501 - 4.000         24             4,089,713.02                  9.01
4.001 - 4.500         31             4,110,660.77                  9.06
4.501 - 5.000         42             5,080,603.29                 11.20
5.001 - 5.500         58             7,478,921.80                 16.48
5.501 - 6.000         52             6,279,866.02                 13.84
6.001 - 6.500         61             5,720,151.49                 12.61
6.501 - 7.000         55             5,357,358.61                 11.81
7.001 - 7.500         28             2,212,029.50                  4.87
7.501 - 8.000         18             1,524,059.41                  3.36
8.001 - 8.500         11               747,496.33                  1.65
8.501 - 9.000          3               149,462.94                  0.33
9.001 - 9.500          3               351,061.17                  0.77

Total:               403            45,378,409.01                100.00

Next Rate Adjustment Date

Date                Mortgage Loans     Stat. Calc. Date    % of Stat. Calc. Date
                                      Principal Balance ($)  Principal Balance

December 2000           2                    320,832.21             0.71
March 2001             20                  2,634,910.35             5.81
April 2001             27                  3,071,738.30             6.77
May 2001               13                  1,535,883.18             3.38
May 2002                2                    218,234.92             0.48
July 2002               4                    363,022.00             0.80
August 2002            11                  1,076,295.57             2.37
September 2002         97                  9,670,851.88            21.31
October 2002          145                 16,378,468.09            36.09
November 2002          82                 10,108,172.51            22.28

Total:                403                 45,378,409.01           100.00

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

Lifetime Cap

                      Mortgage
Lifetime Cap (%)      Loans       Stat. Calc. Date       % of Stat. Calc. Date
                                  Principal Balance ($)   Principal Balance

14.501 - 15.000            3           434,039.60               0.96
15.001 - 15.500            6         1,435,333.95               3.16
15.501 - 16.000           20         2,901,705.79               6.39
16.001 - 16.500           24         3,709,314.39               8.17
16.501 - 17.000           45         6,332,234.64              13.95
17.001 - 17.500           36         4,009,936.82               8.84
17.501 - 18.000           67         8,155,339.88              17.97
18.001 - 18.500           41         4,898,315.87              10.79
18.501 - 19.000           72         6,453,173.61              14.22
19.001 - 19.500           44         3,999,862.53               8.81
19.501 - 20.000           25         1,600,043.21               3.53
20.001 - 20.500            8           563,438.48               1.24
20.501 - 21.000            8           535,645.32               1.18
21.001 - 21.500            2           106,883.75               0.24
21.501 - 22.000            2           243,141.17               0.54

Total:                   403        45,378,409.01             100.00

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

Original Term to Stated Maturity

                    Mortgage
Original Term        Loans       Stat. Calc. Date        % of Stat. Calc. Date
(months)                         Principal Balance ($)    Principal Balance

121 - 180               1           25,613.53                0.06
181 - 240               1           15,000.00                0.03
301 - 360             401       45,337,795.48               99.91

Total:                403       45,378,409.01              100.00

Calculated Remaining Term to Stated Maturity

Remaining Term      Mortgage   Stat. Calc. Date        % of Stat. Calc. Date
(months)            Loans      Principal Balance ($)   Principal Balance

121 - 180               1           25,613.53                0.06
181 - 240               1           15,000.00                0.03
301 - 360             401       45,337,795.48               99.91

Total:                403       45,378,409.01              100.00

Seasoning

Seasoning         Mortgage     Stat. Calc. Date        % of Stat. Calc. Date
(months)          Loans        Principal Balance ($)   Principal Balance

0                      95       11,644,055.69               25.66
1                     170       19,277,733.78               42.48
2                     120       12,517,612.29               27.58
3                      10        1,020,839.98                2.25
4 - 6                   7          846,908.47                1.87
19                      1           71,258.80                0.16

Total:                403       45,378,409.01              100.00

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

Combined Loan-to-Value Ratio

                  Mortgage
CLTV (%)            Loans        Stat. Calc. Date        % of Stat. Calc. Date
                                 Principal Balance ($)     Principal Balance

<= 25.00                1                 9,997.70                 0.02
25.01 - 30.00           2                39,857.07                 0.09
30.01 - 35.00           1                24,894.59                 0.05
35.01 - 40.00           2               229,183.50                 0.51
45.01 - 50.00           2               161,715.90                 0.36
55.01 - 60.00           5               260,496.97                 0.57
60.01 - 65.00           9               796,139.61                 1.75
65.01 - 70.00          20             1,601,929.95                 3.53
70.01 - 75.00          25             1,767,958.85                 3.90
75.01 - 80.00         103            12,818,121.83                28.25
80.01 - 85.00         108            11,875,453.15                26.17
85.01 - 90.00         103            13,615,496.27                30.00
90.01 - 95.00          18             1,865,491.55                 4.11
95.01 - 100.00          4               311,672.07                 0.69

Total:                403            45,378,409.01               100.00

Occupancy Type

                    Mortgage
Type                Loans        Stat. Calc. Date        % of Stat. Calc. Date
                                 Principal Balance ($)       Principal Balance

Primary Home          396            44,227,607.15                97.46
Second Home             4               655,856.01                 1.45
Investment Property     3               494,945.85                 1.09

Total:                403            45,378,409.01              100.00

Property Type

                       Mortgage
Type                   Loans        Stat. Calc. Date      % of Stat. Calc. Date
                                    Principal Balance ($)   Principal Balance

Single Family           358            38,735,917.40             85.36
PUD                      26             4,828,107.11             10.64
Two- to Four-Family       9               821,029.14              1.81
Manufactured Housing      5               429,585.27              0.95
Condominium               3               319,790.92              0.70
Townhouse                 2               243,979.17              0.54

Total:                  403            45,378,409.01            100.00

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

States

                  Mortgage      Stat. Calc. Date         % of Stat. Calc. Date
State             Loans         Principal Balance ($)       Principal Balance

Arizona             20            2,075,319.68                   4.57
Arkansas             1               44,989.59                   0.10
California          69           12,043,313.39                  26.54
Colorado             4              546,972.11                   1.21
Florida             31            2,981,483.40                   6.57
Georgia             38            4,190,660.14                   9.23
Idaho                1               92,668.70                   0.20
Illinois             6              898,695.35                   1.98
Indiana              5              392,976.74                   0.87
Iowa                 1               59,954.76                   0.13
Kansas               1               51,000.00                   0.11
Kentucky             7              606,617.02                   1.34
Louisiana            1               55,200.74                   0.12
Maine                1              147,883.08                   0.33
Massachusetts        1               50,870.17                   0.11
Michigan            13            1,287,458.26                   2.84
Minnesota            1              117,900.00                   0.26
Mississippi          5              263,264.99                   0.58
Missouri             5              384,982.15                   0.85
Nebraska             2              244,831.83                   0.54
New Jersey           8            1,104,727.27                   2.43
New Mexico           1               73,934.55                   0.16
New York             4              525,319.66                   1.16
North Carolina      24            2,267,120.55                   5.00
Ohio                32            2,516,722.68                   5.55
Oklahoma             3              162,010.75                   0.36
Oregon               1              170,482.22                   0.38
Pennsylvania        18              992,575.78                   2.19
South Carolina       7              839,597.66                   1.85
Tennessee           27            2,354,749.89                   5.19
Texas                5              457,212.97                   1.01
Utah                11            1,824,269.80                   4.02
Virginia             4              650,482.71                   1.43
Washington          18            2,559,174.08                   5.64
West Virginia        3              190,595.35                   0.42
Wisconsin           23            2,063,616.46                   4.55
Wyoming              1               88,774.53                   0.20

Total:             403           45,378,409.01                 100.00

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

Documentation Type

                         Mortgage   Stat. Calc. Date      % of Stat. Calc. Date
Type                     Loans      Principal Balance ($)   Principal Balance

Full Documentation        362         39,511,975.45               87.07
Stated Income              24          3,349,924.65                7.38
Limited Documentation      17          2,516,508.91                5.55

Total:                    403         45,378,409.01              100.00

Credit Grade

                Mortgage     Stat. Calc. Date           % of Stat. Calc. Date
Grade           Loans        Principal Balance ($)        Principal Balance

A+                14             2,153,902.59                   4.75
A-1               70             9,807,180.93                  21.61
A-2              148            18,223,390.38                  40.16
B                100             9,089,302.31                  20.03
C-1               50             4,850,820.85                  10.69
C-2               20             1,204,189.95                   2.65
D                  1                49,622.00                   0.11

Total:           403            45,378,409.01                 100.00

Group II Collateral Summary

Statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

Prepayment Penalties

                  Mortgage     Stat. Calc. Date            % of Stat. Calc. Date
Penalty           Loans        Principal Balance ($)        Principal Balance

No                  55            5,824,951.38                  12.84
Yes                348           39,553,457.63                  87.16

Total:             403           45,378,409.01                 100.00

Prepayment Penalty Term

Penalty Term        Mortgage     Stat. Calc. Date         % of Stat. Calc. Date
(months)            Loans        Principal Balance ($)       Principal Balance

0                     55            5,824,951.38                 12.84
12                     9            1,025,397.74                  2.26
24                    54            6,788,124.33                 14.96
30                    21            1,904,409.02                  4.20
36                    19            2,008,244.39                  4.43
48                     1               99,744.00                  0.22
60                   244           27,727,538.15                 61.10

Total:               403           45,378,409.01                100.00